BRINKS

HOME SECURITY

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BRINKS

HOME SECURITY

Management Presentation

October 2008

Forward-looking Statements

          This document and other written or oral statements made from time to time by Brink’s Home
Security Holdings, Inc. (BHS or the Company) and its management in connection herewith may contain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,”
“could be” and other words of similar meaning are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include but are not limited to: the impact of BHS’s separation from The Brink’s
Company (BCO or Brink’s) on the clients, employees and other aspects of BHS’s business;
BHS’s cost structure and capital structure as a stand-alone company, including its credit ratings and indebtedness; BHS’s success in obtaining, retaining and selling additional services to clients;
the pricing of products and services; overall market and economic conditions; competitive conditions; stock market activity; changes in technology; availability of skilled technical associates; the impact of new acquisitions and divestitures; and other factors listed in the cautionary statement set forth in BHS’s Registration Statement on Form 10 as filed with the SEC.
BHS disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

Introduction

Transaction Overview

Industry Overview

Business Overview

Operational and Financial Performance

Growth Strategy

Brink’s Home Security®

Founded in 1983

Full service provider of residential and
business security systems

2nd largest monitored security services
company by revenues in North America

1.3 million subscribers

3,500 company personnel

250 metro areas, including all
50 states and 2 Canadian provinces

Over 90% of U.S. zip codes covered

Monthly recurring revenue over
$39 million

Low annual customer disconnect
rate of 7%

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Key Strengths

Strong heritage and brand name

Focus on the customer

Superior execution and operational
performance

World-class facilities and technology
platform

Broad North American footprint

Consistent growth in monthly recurring
revenues

Strong financial performance

Favorable long-term growth opportunities

Experienced management team

MISSION

CREATING CUSTOMERS FOR LIFE

OPERATING PRINCIPLES

- Get it Right the First Time
- Win with Every Customer
- Find a Better Way
- Own the Results
- Win Together
- Act with Integrity

BRINKS HOME SECURITY

Company Purpose and Values

Our mission is to create customers for
life by providing premier monitored
security services

Disciplined economic approach

Select the right customer

Exceed customer expectations

Focus on customer life-cycle
cash flows

Transaction Overview

Benefits of Separation

Better positioned to focus on strategic initiatives and growth plans

More focused management

More efficient capital structure to fund growth

Better alignment of employee incentives with business performance and shareholder expectations

Key Separation Highlights

Company will rebrand within three years

The Brink’s Company will not compete in residential and commercial security monitoring in the U.S., Canada and Puerto Rico for five years

Upon spin-off, brand royalty rate will decrease from pre-spin-off rate of 7.0% to
1.25% of revenues

Terminates with cessation of brand usage

The Brink’s Company will contribute $50 million cash at spin-off

Brink’s Home Security Holdings, Inc.

Listing:

NYSE: CFL

Dividend Ratio:

1:1

Estimated Shares Outstanding
(Post Distribution):

Approximately 45.8 million

Distribution Timeline

Record Date:

Distribution Date:

October 21, 2008

October 31, 2008

Dividend Policy:

No dividends for the foreseeable future

Pro-forma Capitalization

($MM, Unaudited)

As of June 30, 2008

Historical

Pro-forma

Cash and cash equivalents (1)

4.4

54.4

Revolving credit facility (2)

–

–

Related party loan payable (3)

0.4

–

Total indebtedness

0.4

–

Total shareholders’ equity (4)

433.9

484.3

Total capitalization

434.3

484.3

Pro-forma reflects increases in capital in excess of par value from $50 million cash contribution from Brink’s and the forgiveness by
Brink’s of $0.4 million of related party loans.

(4)

Pro-forma reflects forgiveness by Brink’s of $0.4 million of related party loans.

(3)

Pro-forma $75 million undrawn revolving credit facility.

(2)

Pro-forma reflects a cash contribution of $50 million from Brink’s in connection with the spin-off.

(1)

Notes:

Rebranding Considerations

Three year brand license agreement allows for effective transition

Engaged Landor Associates in September 2008 to help create a comprehensive rebranding strategy

Anticipate introduction of new brand in mid-2009

Estimate incremental expense of $100 – $150 million spread over a 24 to 36-month period from introduction of new brand

Rebranding expense will be funded by reduced royalty rate, $50 million cash infusion and cash flow from operations

Industry Overview

14
12
10
8
6
4
2
0
8
12
2003 – 2007
North American
Market
2003 – 2007
Brink's Home
Security

25
20
15
10
5
0
CAGR: 6.9%
14.0
19.5
2007
2012

BRINKS HOME SECURITY

Large and Growing Monitored Security Services Market

($Bn)

Source:  SDM Magazine, Barnes Associates, Barnes Reports, IMS Research 2008

Note:     (1)   Includes residential and commercial revenue.

50% Higher

(% CAGR)

Projected Revenue for
North American Security Market (1)

Historic Alarm Monitoring
Revenue Growth (1)

Security Monitoring is a Highly Fragmented Market

Stanley Convergent
Security Solutions
2%

Other

ADT

Total Revenue: $14.0 billion

Brink’s Home

Security

Protection One
2%

Monitronics
1%

Companies

Market Share
(%)

Top 5

39

Top 100

54

All Other

46

Source:  SDM Magazine (May 2008), Barnes Reports, IMS Research 2008

Note:     (1)   Market shares do not sum to 100% due to rounding.

2007 U.S. Security Industry
Market Shares (1)

BRINKS HOME SECURITY

ADT

Protection One

Monitronics
for a better life

STANLEY
Security Solutions

BRINKS HOME SECURITY

Major Competitors

Company

2007 Security
Revenues ($MM)

2007
Subscribers

2007 MRR
($MM) (1)

Comment

484

1,223,800

37.2

Mostly
Residential (95%)

4,100

6,000,000

219.0

Evenly split
residential and
commercial

348

880,262 (2)

26.7

Shifting to
commercial,
30% multifamily

200

548,034

17.0

Mostly residential
(90%)

213

252,953

10.0

Mostly commercial
(70%)

Source: SDM Magazine (May 2008); includes wholesale monitoring revenue and subscribers

Notes:   (1)   Monthly Recurring Revenue.

                 (2)   Excludes Wholesale Subscribers.

Business Overview

Strong and Experienced Management Team

Name

Age

Position With the Company

Robert B. Allen

55

President and Chief Executive Officer

Stephen C. Yevich

53

Senior Vice President – Chief Financial Officer

John S. Davis

52

Senior Vice President – General Counsel and Secretary

Shawn L. Lucht

42

Senior Vice President – Strategy and Corporate Development

Steven E. Neace

49

Senior Vice President – Field Operations

Stacey V. Rapier

44

Senior Vice President – Human Resources

Dwayne R. Sigler

53

Senior Vice President – Marketing

Robert D. Trotter

46

Senior Vice President – Chief Information Officer

Carole L. Vanyo

47

Senior Vice President – Customer Operations

Average Industry Experience of Ten Years

Superior Execution and Operational Performance

Sales

Marketing

Field

Service

Customer

Care

Monitoring

Customer

Initiation

Installation

Customer

Loyalty

Creating

Customers

For Life

Advertising and Marketing

Over $40 million spent annually in
advertising and marketing support

Direct response advertiser

National cable and spot TV
advertising

Internet

Yellow pages

Direct mail

Professional Sales Organization

Over 120 telemarketing professionals

Close sales and schedule installations

Set appointments for field sales

Over 600 field sales professionals

Close company leads and
self-generate sales

National account capabilities

Inbound and Outbound Sales

Field Sales

Installation and Customer Activation

Over 1,200 professional technicians

Well trained

Automated remote capabilities

Focus on customer satisfaction

User-friendly security system

Standardized processes

Post-installation surveys

Customer activity analysis

Delivery of Consistent Rapid Response Monitoring

Two fully redundant UL certified
monitoring centers

Irving, TX and Knoxville, TN

Serve as mutual disaster recovery
centers

Alarm signals routed to first available
representative

Automated process design

Alarm reduction efforts

Emergency response dispatch rate
down 27% since 2003

BRINKS
HOME SECURITY

Certified
Contact Center
J.D. POWER
2004
2005

J.D. POWER
AND ASSOCIATES®

BRINKS
HOME SECURITY

Commitment to Outstanding Customer Service

Focus on single contact resolution

Achieved on 82% of incoming calls

Integrated and uniform technology
platform

Significant investment in training programs

Certified by J.D. Power and Associates
for outstanding customer service for five
consecutive years

Dedication to Creating Customers for Life

Exceed customer expectations at every step of the relationship

Sales

Marketing

Field

Service

Customer

Care

Monitoring

Customer

Initiation

Installation

Customer

Loyalty

Creating

Customers

For Life

Operational and Financial Performance

2,000
1,600
1,200
800
400
0
(400)
(800)
(1,200)
0
1
2
3
4
5
6
7
8
9
10

BRINKS
HOME SECURITY

The Business Model Overview

($)

(Year)

Cumulative Cash Flow per
New Subscriber

Invest in new customers

Installation costs exceed
installation fees

Cash flow from recurring monthly
fees highly profitable

Customer retention is essential

Long term value creation from
disciplined approach

Typical Installation Cash Flow and Accounting Treatment

2007 Example

(Per Residential Installation)

Cash

Balance Sheet

P&L

Installation Revenues

$ 300

Deferred Liability $300

$0

Costs and Expenses:

Installation

$825

Capitalized Asset $825

$0

Sales (related to installation)

$125

Deferred Asset $125

$0

Marketing, Other Sales and Admin

$450

$0

Expensed $450

Total Costs

$1,400

Net Investment per Installation

$1,100

Net Assets $650

Expensed $450

The example is based on a typical residential installation performed in
2007 by a company-owned branch operation

The Business Model – Accounting View (FY2007)

Operating Profit $73.0 Million (1)

Cash Net Acquisition Cost

–

Capitalized and Deferred Amounts

=

Total Upfront Investment of
Acquiring New Customers

Upfront Investment $95.9 million (1)

Monitoring and Service Revenue

–

Ongoing Cash Costs

–

Depreciation, Amortization
and Writeoffs

=

Total Ongoing Profit from
Subscriber Portfolio

Ongoing Profit $168.9 million (1)

Note:     (1)   Full year 2007 results.

Key Performance Measures

Profit from Recurring Services

Monthly monitoring and service
earnings generated from
subscriber base

Profit from recurring services of
$168.9 million in 2007

Subscriber Base Growth

1.2 million subscribers in 2007

Major driver of MRR expansion

Leverage costs of operations

Disconnect Rate

Industry leading at 7.0%

Focus on subscriber selection and
retention process

Monthly Recurring Revenue

Measures amount of recurring
revenues from subscriber fees

Consistent growth in MRR from
$23.3 million in 2003 to $37.2 million
in 2007

50
40
30
20
10
0
CAGR: 12.4%
Growth: 12.0%
23.3
26.1
29.1
33.1
37.2
35.1
39.3
2003
2004
2005
2006
2007
1H 2007
1H 2008

BRINKS HOME SECURITY

Stable and Growing Monthly Recurring Revenues

($MM)

Monthly Recurring Revenues

11.5

12.0

10.4

Growth (%)

13.7

12.4

12.5

12.0

Growth driven by subscriber growth and an increase in average customer recurring revenue

CAGR: 11.8%
Growth: 11.8%
500
400
300
200
100
0
310.4
345.6
392.1
439.0
484.4
234.1
261.7
2003
2004
2005
2006
2007
1H 2007
1H 2008

BRINKS HOME SECURITY

Total Revenue

($MM)

11.3

9.9

Growth (%)

13.5

12.0

10.3

9.2

11.8

Recurring revenues were 85% to 89% of total revenues from 2003 through 2007

Recurring Revenue

Other Revenue

CAGR: 10.4%
Growth: (2.4%)
200
150
100
50
0
122
146
167
175
181
91
89
2003
2004
2005
2006
2007
1H 2007
1H 2008

BRINKS HOME SECURITY

Installation Growth

New Installations

(000s)

15.2

Growth (%)

19.8

14.6

3.3

5.2

(2.4)

4.6

1,500
1,250
1,000
750
500
CAGR: 10.1%
Growth: 8.2%
834
921
1,019
1,125
1,224
1,175
1,272
2003
2004
2005
2006
2007
1H 2007
1H 2008

BRINKS HOME SECURITY

Subscriber Growth

Period-End Subscribers

(000s)

8.7

Growth (%)

10.5

10.6

8.8

9.6

8.2

10.4

9
6
3
0
6.9
6.6
7.2
6.4
7.0
7.1
6.6
2003
2004
2005
2006
2007
1H 2007
1H 2008

BRINKS
HOME SECURITY

Annual Disconnect Rate

Trailing 12 Month Disconnect Rate

(%)

Based upon an article in SDM, a leading trade magazine, and the public filings of competitors, BHS believes it has the highest customer retention rate of the four largest security monitoring companies

Source: Company Filings

Note:     (1)    1H2007 and 1H2008 data for first six months of 2007 and 2008, respectively.

(1)

(1)

Growth Strategy

Key Growth Strategies

Grow residential subscriber base and recurring revenues

Develop light and mid-market commercial monitoring business

Expand recurring revenue per customer

Maximize customer life-cycles

Improve productivity and enhance operating efficiency

Selectively pursue growth opportunities through acquisitions

Growth Opportunities – Residential

Expand penetration of monitored
security systems

Only 18% of U.S. households (1)

Continue national direct
response marketing

National sales force coverage

Increase volume through expansion of
customer acquisition channels

Authorized dealer network

Home inspection

New home builders

Consumer marketing alliances

Note: (1) Based on IMS Research and U.S. Census data.

Growth Opportunities – Commercial

Expand products and service capabilities

Intrusion, Fire, Video, and Access
Control

Leverage existing nationwide sales,
installation and service platform

150 dedicated salespeople

140 dedicated technicians

Provide consistent service to national
account customers

Growth Opportunities – Recurring Revenue per Customer

Provide additional value to customers
through new products and services

Cellular and IP communications

Extended service plans

Environmental monitoring services

Other value added services

Recurring revenue per customer has
grown 9% since 2003

Working with partners to develop new
products and services

Growth Opportunities – Customer Retention

Continue focus on the full life-cycle
value of each customer relationship

Select the right customer

Exceed customer expectations

Retain customer

Deliver consistent service

Measure customer satisfaction

Mine data for identification of
process improvements

Enhance customer communication and
self-service capabilities

Mybrinks.com portal

Growth Opportunities – Process Improvement

Find a better way

Continuous process improvement
initiatives

Leverage national scope and scale

Invest in technology

Enhance operational capabilities

$8 – $12 million annual capital
expenditures for IT and
infrastructure

Growth Opportunities – Selective Acquisitions

Selectively pursue strategic acquisitions as part of our larger growth strategy

Take a disciplined approach

New assets or capabilities to support the growth strategy

Potential for incremental growth and cost savings

Complementary to existing businesses and customer base

Must enhance value to shareholders

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Brink’s Home Security – Positioned for Growth

Strong heritage and brand name

Focus on the customer

Superior execution and
operational performance

World-class facilities and technology
platform

Broad North American footprint

Consistent growth in monthly recurring
revenues

Strong financial performance

Favorable long-term growth opportunities

Experienced management team

Appendix

Brink’s Home Security Locations

Dealer Markets

Branch Offices – ( ) Indicates Multiple Locations

Headquarters and National Customer Contact Centers

Vancouver

Seattle

Tacoma

Spokane

East Wenatchee

Richland

Portland

Coos Bay

Brookings

Medford

Bolse

Caldwell

Reno

Sacramento

Concord

San Francisco

Modesto

Orangevale

Salinas

Fresno

Bakersfield

Las Vegas

Ontario

Thousand Oakes

Riverside

Orange County

Los Angeles

Palm Desert

San Diego

Lake Havasu City

Phoenix (2)

Thatcher

Tucson

Anchorage

Waipahu

Honolulu

Kona

Farmington

Albuquerque

El Paso

Midland / Odessa

San Angelo

Lubbock

Amarillo

Richland

Austin

San Antonio (2)

Houston (3)

Laredo

McAllen

Corpus Christi

Beaumont

Lake
Charles

Crowley

Baton Rouge

Lafayette

Waco

Bryan / College Station

Irving

Dallas/Ft. Worth (4)

Mineola

Longview

Shreveport

Purcell

Oklahoma City

Wichita

Topeka

Kansas City

North Platte

Bennington

Omaha

Independence

Des Moines

Rapid City

Watertown

Salt Lake City

Montrose

Denver

Colorado Springs

Pueblo

Helena

Butte

Red Lodge

Billings

Minneapolis

Blue Mounds

Ixonia

Milwaukee

Lansing

Gaylord

Benton

Chicago (3)

Harbor

Rock Island

Davenport

Peoria

Bloomington

St. Louis

Osage Beach

Springfield

Hollister

Mountain
Home

Ft. Smith

Little Rock

Memphis

Jackson

Greenville

Nashville

Chattanooga

Huntsville

Grenada

Jackson

Mendenhall

Birmingham

Montgomery

New Orleans

Gulf Shores

Ocean Springs

Pensacola

Mobile

Dothan

Tallahassee

Bainbridge

Starke

Jacksonville

Waycross

Columbus

Macon

Atlanta (3)

Augusta

Columbia

Greenville

Asheville

Knoxville

Johnson City

London

Louisville

Lexington

Cincinnati

Indianapolis

Columbus

Toledo

Cleveland

Detroit (2)

New Baltimore

Buffalo

Rochester

Hudson

Cold Spring

Stroudsburg

Youngstown

Pittsburgh

Laconia

Boston

Springfield

Providence

Enfield

Fairfield

Long Island

New Jersey / New York

Staten Island

Philadelphia

Merchantville

Altoona

Wilmington

Baltimore

Washington D.C. (2)

Frederick

Charleston

Charlotte

Winston Salem / Greensboro

Raleigh / Durham

Norfolk

Richmond

Waynesboro

Fayetteville

Myrtle Beach

Charleston

Savannah

Orlando (2)

Lakeland

Tampa (2)

Ft. Myer

West Palm Beach

Deerfield Beach

Ft. Lauderdale

Miami

Hialeah

British
Columbia

Alberta

Revised August 2008

Separation and Distribution Agreements

Separation and distribution

Brand licensing

Transition services (HR, Finance & Accounting, Legal)

Tax matters

Non-compete

Employee matters

Brand Licensing and Non-Compete Key Provisions

License rights to use “Brink’s Home
Security” and other variants of the
Brink’s name

Scope: United States, Puerto Rico,
and Canada

Duration: 3 years(1)

Annual licensing fee: 1.25% of revenue

Brink’s agrees not to compete in
residential and commercial security
monitoring markets

Scope: United States, Puerto Rico,
and Canada

Duration: 5 years

Brand

Non-Compete

Note:     (1)   Subject to earlier termination upon the occurrence of certain events.

Transaction Structure and Distribution Mechanics

Approved by Brink’s Board of Directors

No ongoing ownership retained by Brink’s

Key tax points:

Conditioned upon Brink’s receiving a private letter ruling from IRS, which has been received, and an opinion of counsel affirming tax-free status

Brink’s and shareholders have indemnity from Brink’s Home Security for loss of tax-
free status in certain circumstances

Credit Facility(1)

$75 million Unsecured Revolver with a $50 million expansion option

Four year term

JPMorgan Chase is lead bank

Guarantor – Brink’s Home Security, Inc. and future material
domestic subsidiaries

Grid-based pricing determined by leverage ratio (range: LIBOR +175 bps to LIBOR +225 bps)

We intend to use the proceeds of this facility, as necessary, to support our working capital needs and the growth of our business and for other general corporate purposes

Note:     (1)   To be in place at the time of distribution.

Select Historical Financial Data

($MM)

2005

2006

2007

1 H 2008

Statement of Income Data

(Unaudited)

Revenues

392.1

439.0

484.4

261.7

Operating Profit

57.1

63.2

73.0

46.5

Net Income

36.0

36.3

44.2

28.3

Balance Sheet Data

(Unaudited)

(Unaudited)

Cash and Cash Equivalents

3.4

2.6

3.3

4.4

Property and Equipment, Net

467.7

536.7

606.0

637.0

Total Assets

605.0

689.4

763.7

799.4

Shareholders Equity

318.9

357.6

405.5

433.9

Cash Flow Information

(Unaudited)

Cash flows from Operating Activities

119.1

155.9

183.7

105.4

Cash flows from Investing Activities

(162.2)

(163.9)

(175.8)

(90.1)

Cash flows from Financing Activities

45.2

7.2

(7.3)

(14.2)

Capex

(162.2)

(163.9)

(177.8)

(90.1)

Other Information (Unaudited)

Average Number of Subscribers (in 000s) (1)

972.8

1,072.5

1,176.1

1,248.9

The average number of subscribers is calculated by adding together each individual month-to-date average during the period and then dividing that amount by the number of months in the period.

(1)

Note:

Other Historical Information

Primarily marketing and selling expenses, net of the deferral of subscriber acquisition costs (primarily a portion of sales commissions and related costs) incurred in the acquisition of new subscribers.

(2)

Includes cash receipts from new subscribers, including connection fees and equipment installation fees that are deferred and recognized over the expected life of the customer relationship.

(6)

Includes cash payments for incremental sales compensation, fringe benefits and related costs that are directly attributable to successful customer acquisition efforts and that are deferred and recognized over the expected life of the customer relationship.

(5)

Includes amortization of deferred revenue related to active subscriber accounts as well as recognition of deferred revenue related to subscriber accounts that disconnect.

(4)

Includes amortization of deferred subscriber acquisition costs.

(3)

Reflects operating profit generated from the existing subscriber base including the amortization of deferred revenues.

(1)

Notes:

($MM)

2005

2006

2007

1 H 2008

Profit from Recurring Services (1)

141.0

151.2

168.9

97.9

Investment in New Subscribers (2)
(one-time costs)

(83.9)

(88.0)

(95.9)

(51.4)

Operating Profit

57.1

63.2

73.0

46.5

Depreciation and amortization (3)

58.1

67.6

77.7

42.4

Impairment charges from subscriber disconnects

45.2

47.1

50.4

24.7

Amortization of deferred revenue (4)

(29.5)

(31.2)

(34.2)

(20.0)

Deferral of subscriber acquisition cost
(current year payments) (5)

(22.9)

(24.4)

(23.8)

(12.1)

Deferral of revenue from new subscribers
(current year receipts) (6)

40.7

44.9

47.4

23.6

Pro-forma Consolidated Income Statement

114.2

484.4

BCO
10-K Historical

(41.2)

—

Adjustments

Year Ended December 31, 2007

($MM)

Form 10
Historical

Pro-forma
Adjustments

Pro-forma

Revenues

484.4

—

484.4

Costs and Expenses

Cost of Revenues

271.9

(27.2)

244.7

Selling, General and Administrative Expenses

144.3

—

144.3

Total Cost and Expenses

416.2

(27.2)

389.0

Other Operating Income (Expense), Net

4.8

(1.4)

3.4

Operating Profit

73.0

25.8

98.8

Interest Expense

1.0

(0.7)

0.3

Income Before Income Taxes

72.0

26.5

98.5

Provision for Income Taxes

27.8

10.2

38.0

Net Income

44.2

16.3

60.5

(1)

(2)

(3)

(4)

(5)

Represents expenses reorganized in BHS Form 10 that were not recognized in BCO’s 2007 Form 10-K.  These expenses include intercompany royalty expense of $33.2 million and intercompany general and administrative expense of $8.0 million, which were eliminated in BCO’s historical consolidated financial statements in the 2007 Form 10-K.

(1)

Notes:

Represents an increase in tax expense as a result of higher income before income taxes.

(6)

Represents a reduction in interest expense on a lower related party payable as a result of a lower percentage royalty fee.

(5)

Represents the transfer by BHS to Brink’s of certain third-party royalty agreements and the related royalty income earned under those agreements.

(4)

The historical amount for selling, general and administrative expenses includes an allocation of $8.0 million of Brink’s general and administrative corporate expenses to BHS. These costs may not be representative of the future costs we will incur as a separate public company. We have not presented any pro-
forma adjustments to these costs because they are not reasonably estimable and factually supportable.

(3)

Represents a reduction in the percentage royalty fee to use the Brink’s brand from 7% to 1.25% of revenues in the United States and 3% to 1.25% for revenues outside the United States.

(2)

(6)

Reconciliation of Non-GAAP Measures – Monthly
Recurring Revenue

310.4

282.7

27.7

2.4

2.0

23.3

2003

345.6

315.6

30.0

1.8

2.1

26.1

2004

($MM)

2005

2006

2007

1H07

1H08

Monthly Recurring Revenues (“MRR”) (1)

29.1

33.1

37.2

35.1

39.3

Amounts Excluded from MRR

Amortization of Deferred Revenue (2)

3.3

2.5

2.8

3.1

3.4

Other Revenues (3)

2.5

2.1

1.6

2.2

1.0

Revenues on a GAAP Basis

Last Month in Period

34.9

37.7

41.6

40.4

43.7

January – November (May for 1H07 and 1H08)

357.2

401.3

442.8

193.7

218.0

January – December (June for 1H07 and 1H08)

392.1

439.0

484.4

234.1

261.7

The purpose of this table is to reconcile monthly recurring revenues, a non-GAAP measure, to its closest GAAP counterpart, revenues

The Company uses MRR to evaluate performance and believes the presentation of MRR is useful to investors because the measure is widely used in the industry to assess the amount of recurring revenues from subscriber fees that a home security business produces. This supplemental non-GAAP information should be viewed in conjunction with the Company’s consolidated statements of operations

MRR is calculated based on the number of subscribers at period end multiplied by the average fee per subscriber received in the last month of the period for contracted monitoring and maintenance services.

(1)

Notes:

Revenues that are not pursuant to monthly contractual billings.

(3)

Includes amortization of deferred revenue related to active subscriber accounts as well as recognition of deferred revenue related to subscriber accounts that disconnect.

(2)

Reconciliation of Non-GAAP Measures – Profit for
Recurring Services

($MM)

2005

2006

2007

1H07

1H08

Profit from Recurring Services (1)

141.0

151.2

168.9

85.3

97.9

Investment in New Subscribers (2)

(83.9)

(88.0)

(95.9)

(46.1)

(51.4)

Operating Profit

57.1

63.2

73.0

39.2

46.5

The purpose of this table is to reconcile profit from recurring services and investment in new subscribers to operating income, their closest closest GAAP counterpart

Primarily marketing and selling expenses, net of the deferral of subscriber acquisition costs (primarily a portion of sales commissions and related costs) incurred in the acquisition of new subscribers.

(2)

Reflects operating profit generated from the existing subscriber base including the amortization of deferred revenues.

(1)

Notes:

Disconnect Rate

The annual disconnect rate is a ratio. The numerator is the gross number of customer cancellations during the period, and the denominator is the average number of customer subscribers for the period. The gross number of customer cancellations is reduced for customers who cancel service at one location but continue service at a new location, customer accounts acquired from dealers that cancel during a specified contractual term that allows the account to be charged back to the dealers, and inactive sites that return to active service during the period.